UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) December 29, 2022

TAUTACHROME, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-141907	84-2340972
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1846 E. Innovation Park Drive, Oro Valley, Arizona	85755
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On December 29, 2022, the Company filed with the Division of Corporations of the State of Delaware, a Certificate of Amendment to its Certificate of Incorporation which amendment increased the number of its authorized common shares from 7,000,000,000 to 9,500,000,000. This increase provides ample room for additional capital raises, activities, or acquisitions in line with our recent actions over the past 2 months. On January 4, 2023, we received by overnight courier, the Division of Corporations’ certified copy of our Certificate of Amendment making it possible for the Company to use this increase in authorized shares to fund these recent actions.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAUTACHROME, INC.

Date: January 4, 2023	By:	/s/ David LaMountain
David LaMountain
CEO

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